                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - SEPTEMBER 4, 2002



                         NORTH FORK BANCORPORATION, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)

          DELAWARE                          1-10458                   36-3154608
          --------                          -------                   ----------
(State or other jurisdiction              (Commission               (IRS Employer
      of incorporation)                   File Number)            Identification No.)

     275 BROADHOLLOW ROAD
      MELVILLE, NEW YORK                                                  11747
     --------------------                                                -------
(Address of principal executive offices)                                (Zip Code)


Registrant's telephone number, including area code:               (631) 844-1004
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ITEM 9.  REGULATION FD DISCLOSURE

         North Fork Bancorporation, Inc. announced today that it the will be presenting at the Putnam Lovell Conference in New York on Wednesday, September 4, 2002. The presentation will be available through North Fork Bank's website www.northforkbank.com and click on INVESTOR PRESENTATION PUTNAM.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



(a)      Financial Statements of the Business Acquired.
         Not Applicable


(b)      Pro Forma Financial Information
         Not Applicable

(c)      Exhibits
         99.1     Press Release dated September 4, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2002



NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy


      -------------------------------
      Daniel M. Healy
      Executive Vice President
      Chief Financial Officer


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